SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K



                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 13, 1997


                       OXFORD AUTOMOTIVE, INC.
      (Exact name of Registrant as specified in its charter)



         Michigan                     333-32975              38-3262809
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)           Identification No.)



                              2365 Franklin Road
                       Bloomfield Hills, Michigan 48302
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (248) 745-9600



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

               On August 13, 1997 (the "Effective Date"), pursuant to an Agreement and Plan of Merger, dated as of May 21, 1997 (the "Merger Agreement"), by and among Oxford Automotive, Inc. (the "Registrant"), HI Acquisition, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub"), and Howell Industries, Inc. ("Howell"), Merger Sub merged with and into Howell (the "Merger"). As a result of the Merger, Howell, the surviving corporation, became a wholly-owned subsidiary of the Registrant. On the Effective Date, each share of Howell common stock issued and outstanding was converted into the right to receive $37.00, approximately $23.04 million in the aggregate for all outstanding shares. In addition, pursuant to the terms of the Merger Agreement, all outstanding options were converted into the right to receive the excess of $37.00 over their respective exercise prices, an aggregate of approximately $130,000.

               The consideration provided for in the Merger Agreement for the Howell shareholders and option holders was determined by Registrant after a complete review of Howell's operations and negotiations between representatives of Registrant and Howell. The Merger was financed from the proceeds of Registrant's sale of $125 million of its 10 1/8% Senior Subordinated Notes Due 2007.

               Howell is a manufacturer of high-quality subassemblies and detailed stampings used primarily in suspension system applications in the automotive market. Howell is continuing its operations as a wholly-owned subsidiary of the Registrant following the Merger.

               Prior to the execution of the Merger Agreement, there was no material relationship between the Registrant and Howell or between any officers or directors of the Registrant and the officers or directors of Howell.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               In accordance with Rule 3-05(b)(4)(ii) of Regulation S-X, the Registrant hereby files the following financial data:

          (a)  Financial Statements of Businesses Acquired.

               (1) The Howell Consolidated Balance Sheets April 30, 1997; Consolidated Statements of Net Earnings For the Nine Months Ended April 30, 1997 and 1996; Consolidated Statements of Retained Earnings For the Nine Months Ended April 30, 1997; Consolidated Statements of Cash Flows For the Nine Months Ended April 30, 1997 and 1996; were included in Howell's Form 10-Q for the quarter ended April 30, 1997 and are incorporated herein by reference.

               (2) The Howell Balance Sheets July 31, 1996 and July 31, 1995; Statements of Operations For the Years Ended July 31, 1996, 1995 and 1994; Statements of Cash Flows For the Years Ended July 31, 1996, 1995 and 1994; Statements of Shareholders' Investment For the Years Ended July 31, 1996, 1995 and 1994; and related Notes to Financial Statements were included in Howell's Form 10-K for the year ended July 31, 1996 and are incorporated herein by reference.


          (b)  Pro Forma Financial Information.

               The required Unaudited Pro Forma Combined Financial Data of the Registrant were included under "Pro Forma Combined Financial Data" in the Registration Statement on Form S-4 (Registration No. 333-32975) previously filed by the Registrant and are incorporated herein by reference.


          (c)  Exhibits:

               Ex. No.   Description

               2.1 Agreement and Plan of Merger, dated as of May 21, 1997, by and among Oxford Automotive, Inc., HI Acquisition, Inc. and Howell Industries, Inc., filed as Exhibit 2.1 to the Registrant's Registration Statement Form S-4, Registration No. 333-32975, and incorporated herein by reference.

               99.1      Press Release issued August 13, 1997

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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    OXFORD AUTOMOTIVE, INC.


                                     /s/ Donald C. Campion

                                    Donald C. Campion
                                    Senior Vice President and
                                         Chief Financial Officer
Dated:   October 23, 1997

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                          INDEX TO EXHIBITS

   EXHIBIT NO.                       DESCRIPTION

      2.1 Agreement and Plan of Merger, dated as of May 21, 1997, by and among Oxford Automotive, Inc., HI Acquisition, Inc. and Howell Industries, Inc., filed as Exhibit 2.1 to the Registrant's Registration Statement Form S-4, Registration No. 333-32975, and incorporated herein by reference.

     99.1             Press Release issued August 13, 1997.